UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

(Check the appropriate box):

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

DENNY’S CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Information

The following communications relate to the proposed acquisition of Denny’s Corporation, a Delaware corporation (the “Company”) by Sparkle Topco Corp., a Delaware corporation (“Buyer”), which is controlled by funds managed by affiliates of TriArtisan Capital Advisors LLC. The Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Buyer and Sparkle Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Buyer (“Merger Sub”).

On November 4, 2025, the Company distributed to its employees the below email which included an email from TriArtisan Capital Advisors LLC discussing the proposed transaction.

Dear Team,

As a follow up on my note from yesterday regarding our announcement that Denny’s has entered into an agreement to be acquired by an investor group, I’m pleased to share the below note from TriArtisan Capital Group’s cofounder, Rohit Manocha.

They are writing on behalf of the TriArtisan team, as well as Treville and Yadav Enterprises, to introduce themselves and express their excitement for our bright future ahead. I hope you will take a few moments to read it and learn more about these parties and why they are a great fit to help drive our next phase of success.

Sincerely,

Kelli Valade

Chief Executive Officer

Denny’s Team,

I am reaching out on behalf of everyone at TriArtisan Capital Advisors, Treville Capital Group and Yadav Enterprises to introduce ourselves.

Let us start by sharing our background. TriArtisan and its predecessor entities were formed back in 2002, and over the past 20+ years have invested across multiple industries, including Retail & Consumer, Industrial, Media and others. We take a long-term view to our investments and have deep experience with full-service, global dining and entertainment concepts. At each of our portfolio companies, we partner with management teams to support their strategic vision, and provide resources to execute their plans, drive growth and create value.

We’re pleased to be partnering with Treville Capital, as well as Anil Yadav and Yadav Enterprises. Treville is an alternative asset manager that leverages its platform and deep sector expertise to provide customized solutions for companies. Yadav Enterprises has an incredible 30-plus-year track record as an owner-operator of restaurants across a variety of concepts, and as one of the largest Denny’s franchisees, they are deeply committed to the Company’s mission. We couldn’t be more pleased to embark on this journey together with you all.

We have long admired Denny’s and the brands you’ve built over the last 70+ years, as well as the initiatives underway to continue to drive traffic across Denny’ s and Keke’s. Each of us at TriArtisan has fond memories of dining with our families and friends at your restaurants across the country – a true testament to Denny’s franchisees and your status as America’s Diner.

Our goal is to continue your legacy and help Denny’s and Keke’s delight guests well into the future. As we have with our other investments, we will provide resources and work closely with Anil, Kelli and the rest of the management team to support franchisees, execute growth initiatives and facilitate your next phase of success.

As Kelli mentioned to you all, there’s some work to be done to complete the transaction, which we expect will occur in the first quarter of 2026. Until then, we’ll be working with the team to continue planning for closing and beyond. We look forward to meeting with the Denny’s team and franchisees in the coming weeks.

We are confident in our bright future together and are excited about the opportunities we have to build on the amazing work you all do every day to serve guests across the nation.

Sincerely,

Rohit Manocha

Co-Founder, TriArtisan Capital Advisors

Additional Information Regarding the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Denny’s Corporation and TriArtisan Capital Advisors LLC, Denny’s Corporation will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, Denny’s Corporation may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and securityholders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of https://investor.dennys.com/overview/default.aspx or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by email at ir@dennys.com, or by telephone at 877.784.7167. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

Denny’s Corporation and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Denny’s Corporation in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about TriArtisan Capital Advisors LLC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). Information about Denny’s Corporation and its directors and executive officers can be found in (i) Denny’s Corporation’s Annual Report on Form 10-K for the fiscal year ended December 25, 2024, which was filed with the SEC on February 24, 2025, (ii) Denny’s Corporation’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 3, 2025, and (iii) Denny’s Corporation’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5, which may be obtained free of charge on EDGAR at www.sec.gov and the Denny’s Corporation website at https://investor.dennys.com/financials/sec-filings/default.aspx.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements, including statements regarding the proposed transaction. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the proposed transaction; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed transaction including the possibility that the Company’s stockholders may not approve the proposed transaction; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Shares and/or on the Company’s business, financial condition, results of operations and financial performance; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.